Exhibit 99.1

Myers Industries Announces Second Quarter 2025 Results

and Launches Strategic Review of Myers Tire Supply

Growth in Industrial Sales Due to Strength in Scepter Military Products Offset by Softness in Vehicle and Automotive Aftermarket, Resulting in Year-over-Year Sales Decline

Significant Free Cash Flow Improvement Year-over-Year

Launching Strategic Review of Myers Tire Supply Business to Accelerate Focused Transformation Program

Idling Two Rotational Molding Production Facilities to Improve Asset Utilization

On Track to Achieve $20 Million in Cost Savings by End of 2025

July 31, 2025, Akron, Ohio - Myers Industries Inc. (NYSE: MYE), a leading manufacturer of products that protect the world from the ground up, today announced results for the second quarter ended June 30, 2025.

Myers Industries President and CEO Aaron Schapper commented, “Second-quarter sales decreased as Industrial growth in Scepter military products was offset by soft demand in certain end markets, specifically Vehicle and Automotive Aftermarket. SG&A expenses were lower as we made progress on reducing costs across our organization. Our backlog increased in the second quarter for the Industrial, Infrastructure, and Consumer end markets, giving us confidence in achieving year-over-year growth in the third quarter. We made significant improvements in free cash flow, generating $25 million during the quarter.

“In addition to second quarter results, today we are announcing actions that will significantly accelerate progress on our Focused Transformation program. Our Board of Directors has approved launching a strategic review of our Myers Tire Supply business. This will simplify our portfolio, narrow our strategic focus, and enable us to prioritize core businesses that align with our mission of protecting the world from the ground up. In addition, we are consolidating rotational molding production capacity to better utilize our production assets. Finally, as we are taking these actions to set us up for improved financial performance, we remain on track to deliver our $20 million cost savings goal by the end of this year. Individually, each of these actions moves us forward; collectively, they place us on a clear path to become a stronger company that delivers consistent financial results and enhanced shareholder value.”

Second Quarter 2025 Financial Summary

	Quarter Ended June 30,
(Dollars in thousands, except per share data)	2025	2024	% Inc (Dec)
Net sales	$209,583	$220,236	(4.8)%
Gross profit	$70,662	$75,517	(6.4)%
Gross margin	33.7%	34.3%
Operating income	$19,979	$23,728	(15.8)%
Net income	$9,705	$10,279	(5.6)%
Net income per diluted share	$0.26	$0.28	(7.1)%

Adjusted operating income	$22,806	$28,826	(20.9)%
Adjusted net income	$11,427	$14,561	(21.5)%
Adjusted earnings per diluted share	$0.31	$0.39	(20.5)%
Adjusted EBITDA	$32,875	$38,893	(15.5)%

•
Net sales: Lower demand in Vehicle and Automotive Aftermarket was partially offset by growth in the Industrial end market, particularly military products.
•
Gross profit and Operating income: Decreased due to lower pricing and volume, partially offset by lower material cost and SG&A.

Second Quarter 2025 Segment Results

(Dollar amounts in the segment tables below are reported in millions)

Material Handling

	Net Sales	Op Income	Op Income Margin		Adj EBITDA	Adj EBITDA Margin
Q2 2025 Results	$158.6	$29.5	18.6%		$38.0	23.9%
Q2 2024 Results	$166.0	$28.7	17.3%		$41.5	25.0%
$ Increase (decrease) vs prior year	($7.4)	$0.8			($3.5)
% Increase (decrease) vs prior year	(4.4)%	2.7%	+130	bps	(8.5)%	-110	bps

Items in this table may not recalculate due to rounding

•
Operating income: Increased as lower volume was more than offset by favorable material costs and lower SG&A, which included a $3.2 million reserve reversal for a fully collected long-term note.
•
Adjusted EBITDA: Decreased due to lower volume, partially offset by favorable material costs and SG&A.

Distribution

	Net Sales	Op Income	Op Income Margin		Adj EBITDA	Adj EBITDA Margin
Q2 2025 Results	$51.0	($0.5)	-1.1%		$2.4	4.8%
Q2 2024 Results	$54.3	$2.2	4.0%		$3.8	6.9%
$ Increase (decrease) vs prior year	($3.3)	($2.7)			($1.3)
% Increase (decrease) vs prior year	(6.0)%	NM	-510	bps	(35.1)%	-210	bps

Items in this table may not recalculate due to rounding

•
Operating income and Adjusted EBITDA: Decreased due to lower pricing, partially offset by favorable SG&A.

Balance Sheet & Cash Flow

•
Total liquidity of $281.0 million, including $239.7 million of availability under the revolving credit facility and cash on hand of $41.3 million.
•
Cash flow from operations was $28.3 million. Free cash flow was $24.7 million, up $14.8 million versus prior year, due to improvements in working capital timing, particularly accounts receivable. Capital expenditures were $3.6 million.
•
Total debt was reduced by $13 million with a net leverage ratio of 2.8x.
•
Repurchased $0.5 million shares in the second quarter; expect to make additional opportunistic repurchases with $8.5 million remaining under the 2025 Share Repurchase Program.

Accelerating Progress on Focused Transformation

Strategic Review of Myers Tire Supply Business

The company announced that its Board of Directors has approved launching a strategic review of the Myers Tire Supply business. Revenue from this business was $189 million over the last 12 months, ending June 30, 2025. Myers Tire Supply is a well-recognized brand with a long history in the Automotive Aftermarket sector. The outcome of this review is to ensure the continued growth and success of the business.

“One of our Focused Transformation program objectives is to create clear strategies to improve the profitability of our overall portfolio,” stated Mr. Schapper. “The strategic review process we are launching will enable us to achieve this, as well as streamline and focus our resources on core businesses that align with our mission of protecting the world from the ground up. It has become clear to me, the Board, and the entire executive team that this is the right decision to improve the long-term earnings profile of Myers.”

F. Jack Liebau Jr., Chairman of the Board, added “As a Board, we are confident in this management team and unanimously support the strategic review of Myers Tire Supply. If the review results in the divestiture of MTS, we believe Myers will be a simplified, more profitable company better able to create long-term shareholder value.”

Myers does not intend to disclose developments or provide updates on the progress or status of the review until further disclosure is appropriate or required.

Consolidating Rotational Molding Production Capacity

Today, Myers also announced plans to idle two Rotational Molding production facilities located in Alliance, Ohio. Production from these facilities will be consolidated into other Myers locations, aligning the Company’s operations with end markets served. These actions will result in annualized savings of at least $3 million.

Tracking to Achieve $20 Million in Cost Savings by End of 2025

The Company is on track to deliver on its commitment to achieve $20 million in cost savings, primarily in SG&A, by the end of 2025. Through the first six months, the Company took action to realize $15 million in annualized savings with a line of sight to achieve its goal.

2025 End Market Outlook

The following table presents the Company’s current 2025 outlook for each of its end markets. The 2025 end market outlook is unchanged from the outlook provided on May 1, 2025.

End Markets (TTM Sales as of June 30, 2025)	2025 Outlook
Industrial (30% of sales) Akro-Mils®, Buckhorn® & Jamco® containers, organizational bins, totes, carts and cabinets; Scepter® military ammunition containers; OEM parts for general industrial equipment	Moderate growth
Infrastructure (13% of sales) Signature Systems™ ground protection matting for construction, industrial sites, and event venues	Strong growth
Vehicle (13% of sales) RV, marine, and automotive components	Down
Consumer (11% of sales) Scepter® fuel cans; outdoor furniture and equipment	Stable, affected by hurricane responses
Food & Beverage (8% of sales) Buckhorn® seed boxes, intermediate bulk containers, and Tuff Series bulk containers for agricultural and chemical customers	Stable
Automotive Aftermarket Distribution (25% of sales) Distribution sales to tire service aftermarket	Slightly down

Conference Call Details

The Company will host an earnings conference call and webcast for investors and analysts on Thursday, July 31, 2025, at 8:30 a.m. ET. The call is anticipated to last less than one hour and may be accessed using the following online participation registration link: https://www.netroadshow.com/events/login?show=fb31e386&confId=85182. Upon registering, each participant will be provided with call details and a registrant ID. Reminders will also be sent to registered participants via email. Alternatively, the conference call will be available via a live webcast. To access the live webcast or a replay, visit the Company's website www.myersindustries.com and click on the

Investor Relations tab. An archived replay of the call will also be available on the site shortly after the event. To listen to the telephone replay, callers should dial: (U.S. Local) 1-929-458-6194 or (U.S. Toll-Free) 1-866-813-9403 and use access code 139592.

Use of Non-GAAP Financial Measures

The Company uses certain non-GAAP measures in this release. Adjusted gross profit, adjusted gross margin, adjusted operating income (loss), adjusted operating income margin, adjusted earnings before interest, taxes, depreciation and amortization (EBITDA), adjusted EBITDA margin, adjusted net income, adjusted earnings per diluted share (adjusted EPS), and free cash flow are non-GAAP financial measures and are intended to serve as a supplement to results provided in accordance with accounting principles generally accepted in the United States. Myers Industries believes that such information provides an additional measurement and consistent historical comparison of the Company’s performance. A reconciliation of the non-GAAP financial measures to the most directly comparable GAAP measures is available in this news release.

About Myers Industries

Myers Industries Inc., based in Akron, Ohio, is a leading manufacturer of sustainable plastic and metal products that protect the world from the ground up for Consumer, Vehicle, Food & Beverage, Industrial, Infrastructure, and Automotive Aftermarket end markets. Myers Industries has a rich history that is built on strong brands and innovative products. Through years of continuous product development and strategic acquisitions, we have established ourselves as a leading diversified industrial company. We provide critical solutions to our customers, delivering exceptional value. Visit www.myersindustries.com to learn more.

Caution on Forward-Looking Statements

Statements in this release include “forward-looking statements” within the meaning of the safe harbor provisions of the U.S. Private Securities Litigation Reform Act of 1995, including information regarding the Company’s financial outlook, future plans, objectives, business prospects and anticipated financial performance. Forward-looking statements can be identified by words such as “will,” “believe,” “anticipate,” “expect,” “estimate,” “intend,” “plan,” or variations of these words, or similar expressions. These forward-looking statements are neither historical facts nor assurances of future performance. Instead, they are based only on the Company’s current beliefs, expectations and assumptions regarding the future of our business, future plans and strategies, projections, anticipated events and trends, the economy and other future conditions. Because forward-looking statements relate to the future, these statements inherently involve a wide range of uncertainties, risks and changes in circumstances that are difficult to predict and many of which are outside of our control. The Company’s actual actions, results, and financial condition may differ materially from what is expressed or implied by the forward-looking statements.

Specific factors that could cause such a difference on our business, financial position, results of operations and/or liquidity include, without limitation, raw material availability, increases in raw material costs, or other production costs; risks associated with our strategic growth initiatives or the failure to achieve the anticipated benefits of such initiatives; unanticipated downturn in business relationships with customers or their purchases; competitive pressures on sales and pricing; changes in the markets for the Company’s business segments; changes in trends and demands in the markets in which the Company competes; operational problems at our manufacturing facilities or unexpected failures at those facilities; future economic and financial conditions in the United States and around the world, including the impacts of U.S. and foreign tariff policies; inability of the Company to meet future capital requirements; claims, litigation and regulatory actions against the Company; changes in laws and regulations affecting the Company; unforeseen events, including natural disasters, unusual or severe weather events and patterns, public health crises, geopolitical crises, and other catastrophic events; and other risks and uncertainties detailed from time to time in the Company’s filings with the SEC, including without limitation, the risk factors disclosed in Item 1A, “Risk Factors,” in the Company’s Annual Report on Form 10-K for the year ended December 31, 2024. Given these factors, as well as other variables that may affect our operating results, readers should not rely on forward-looking statements, assume that past financial performance will be a reliable indicator of future performance, nor use historical trends to anticipate results or trends in future periods. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date thereof. The Company expressly disclaims any obligation or intention to provide updates to the forward-looking statements and the estimates and assumptions associated with them.

Contact: Meghan Beringer, Senior Director Investor Relations, 252-536-5651

M-INV

Source: Myers Industries, Inc.

MYERS INDUSTRIES, INC.

CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS (UNAUDITED)

(Dollars in thousands, except share and per share data)

	Quarter Ended		Six Months Ended
	June 30, 2025	June 30, 2024	June 30, 2025	June 30, 2024
Net sales	$209,583	$220,236	$416,333	$427,338
Cost of sales	138,921	144,719	276,593	287,552
Gross profit	70,662	75,517	139,740	139,786
Selling, general and administrative expenses	43,370	44,148	88,125	91,261
Depreciation and amortization	4,449	4,826	8,907	8,747
Freight out	2,793	2,687	5,605	5,110
(Gain) loss on disposal of fixed assets	71	128	474	61
Operating income (loss)	19,979	23,728	36,629	34,607
Interest expense, net	7,364	9,006	14,750	15,085
Income (loss) before income taxes	12,615	14,722	21,879	19,522
Income tax expense (benefit)	2,910	4,443	5,369	5,740
Net income (loss)	$9,705	$10,279	$16,510	$13,782
Net income (loss) per common share:
Basic	$0.26	$0.28	$0.44	$0.37
Diluted	$0.26	$0.28	$0.44	$0.37
Weighted average common shares outstanding:
Basic	37,391,097	37,179,658	37,345,032	37,043,913
Diluted	37,412,937	37,312,394	37,429,514	37,257,302

MYERS INDUSTRIES, INC.

CONDENSED CONSOLIDATED STATEMENTS OF FINANCIAL POSITION (UNAUDITED)

(Dollars in thousands)

	June 30, 2025	December 31, 2024
Assets
Current Assets
Cash	$41,290	$32,222
Trade accounts receivable, net	112,795	109,372
Other accounts receivable, net	6,613	12,654
Inventories, net	101,969	97,001
Other current assets	13,395	8,058
Total Current Assets	276,062	259,307
Property, plant, & equipment, net	135,498	137,564
Right of use asset - operating leases	26,816	30,561
Goodwill and intangible assets, net	414,798	421,853
Deferred income taxes	205	205
Other assets	9,335	11,325
Total Assets	$862,714	$860,815
Liabilities & Shareholders' Equity
Current Liabilities
Accounts payable	$75,335	$71,049
Accrued expenses	48,790	49,196
Operating lease liability - short-term	6,396	6,597
Finance lease liability - short-term	633	621
Long-term debt - current portion	24,584	19,649
Total Current Liabilities	155,738	147,112
Long-term debt	346,221	355,310
Operating lease liability - long-term	20,306	23,700
Finance lease liability - long-term	7,673	7,994
Other liabilities	16,140	15,303
Deferred income taxes	31,996	33,884
Total Shareholders' Equity	284,640	277,512
Total Liabilities & Shareholders' Equity	$862,714	$860,815

MYERS INDUSTRIES, INC.

CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS (UNAUDITED)

(Dollars in thousands)

	Quarter Ended June 30,		Six Months Ended June 30,
	2025	2024	2025	2024
Cash Flows From Operating Activities
Net income (loss)	$9,705	$10,279	$16,510	$13,782
Adjustments to reconcile net income (loss) to net cash provided by (used for) operating activities
Depreciation and amortization	10,069	10,067	19,964	18,564
Amortization of deferred financing costs	540	544	1,080	775
Amortization of acquisition-related inventory step-up	—	1,342	—	4,457
Non-cash stock-based compensation expense	649	(135)	1,750	547
(Gain) loss on disposal of fixed assets	71	128	474	61
Other	(1,910)	170	(2,669)	164
Cash flows provided by (used for) working capital
Accounts receivable - trade and other, net	28,000	248	7,443	8,212
Inventories	2,319	(2,145)	(4,450)	(1,959)
Prepaid expenses and other current assets	(5,839)	(5,528)	(5,324)	(4,643)
Accounts payable and accrued expenses	(15,293)	(623)	3,664	(5,343)
Net cash provided by (used for) operating activities	28,311	14,347	38,442	34,617
Cash Flows From Investing Activities
Capital expenditures	(3,607)	(4,417)	(11,690)	(10,124)
Acquisition of business, net of cash acquired	—	578	—	(348,312)
Proceeds from sale of property, plant, and equipment	85	9	161	84
Net cash provided by (used for) investing activities	(3,522)	(3,830)	(11,529)	(358,352)
Cash Flows From Financing Activities
Net borrowings (repayments) from revolving credit facility	(8,000)	4,000	5,000	(7,000)
Proceeds from Term Loan A	—	—	—	400,000
Repayments of Term Loan A	(5,000)	(5,000)	(10,000)	(5,000)
Repayments of senior unsecured notes	—	—	—	(38,000)
Payments on finance lease	(155)	(149)	(309)	(292)
Cash dividends paid	(5,066)	(5,022)	(10,383)	(10,367)
Proceeds from issuance of common stock	278	350	573	2,758
Shares withheld for employee taxes on equity awards	(57)	(100)	(885)	(1,974)
Repurchase of common stock	(507)	—	(1,515)	—
Deferred financing fees	—	—	—	(9,172)
Net cash provided by (used for) financing activities	(18,507)	(5,921)	(17,519)	330,953
Foreign exchange rate effect on cash	(294)	19	(326)	(163)
Net increase (decrease) in cash	5,988	4,615	9,068	7,055
Beginning Cash	35,302	32,730	32,222	30,290
Ending Cash	$41,290	$37,345	$41,290	$37,345

MYERS INDUSTRIES, INC.

RECONCILIATION OF NON-GAAP FINANCIAL MEASURES

GROSS PROFIT, OPERATING INCOME AND EBITDA (UNAUDITED)

(Dollars in thousands)

	Quarter Ended June 30, 2025
	Material Handling	Distribution	Segment Total	Corporate & Other	Total
Net sales	$158,627	$50,989	$209,616	$(33)	$209,583
Net income					9,705
Net income margin					4.6%

Gross profit					70,662
Add: Restructuring expenses and other adjustments					388
Adjusted gross profit					71,050
Gross margin as adjusted					33.9%

Operating income (loss)	29,472	(537)	28,935	(8,956)	19,979
Operating income margin	18.6%	-1.1%	13.8%	n/a	9.5%
Add: Restructuring expenses and other adjustments	1,051	2,169	3,220	1,197	4,417
Add: Pension termination	1,585	—	1,585	—	1,585
Less: Recovery of purchased credit deteriorated assets	(3,175)	—	(3,175)	—	(3,175)
Adjusted operating income (loss)(1)	28,933	1,632	30,565	(7,759)	22,806
Adjusted operating income margin	18.2%	3.2%	14.6%	n/a	10.9%
Add: Depreciation and amortization	9,029	812	9,841	228	10,069
Adjusted EBITDA	$37,962	$2,444	$40,406	$(7,531)	$32,875
Adjusted EBITDA margin	23.9%	4.8%	19.3%	n/a	15.7%

(1) Includes gross profit adjustments of $388 and SG&A adjustments of $2,439

	Quarter Ended June 30, 2024
	Material Handling	Distribution	Segment Total	Corporate & Other	Total
Net sales	$166,008	$54,265	$220,273	$(37)	$220,236
Net income					10,279
Net income margin					4.7%

Gross profit					75,517
Add: Restructuring expenses and other adjustments					2,711
Add: Acquisition-related inventory step-up					1,342
Adjusted gross profit					79,570
Gross margin as adjusted					36.1%

Operating income (loss)	28,701	2,179	30,880	(7,152)	23,728
Operating income margin	17.3%	4.0%	14.0%	n/a	10.8%
Add: Restructuring expenses and other adjustments	2,223	755	2,978	—	2,978
Add: Acquisition and integration costs	207	—	207	471	678
Add: Acquisition-related inventory step-up	1,342	—	1,342	—	1,342
Add: Environmental reserves, net(2)	—	—	—	100	100
Adjusted operating income (loss)(1)	32,473	2,934	35,407	(6,581)	28,826
Adjusted operating income margin	19.6%	5.4%	16.1%	n/a	13.1%
Add: Depreciation and amortization	9,023	830	9,853	214	10,067
Adjusted EBITDA	$41,496	$3,764	$45,260	$(6,367)	$38,893
Adjusted EBITDA margin	25.0%	6.9%	20.5%	n/a	17.7%

(1) Includes gross profit adjustments of $4,053 and SG&A adjustments of $1,045
(2) Includes environmental charges of $800 net of probable insurance recoveries of $700

MYERS INDUSTRIES, INC.

RECONCILIATION OF NON-GAAP FINANCIAL MEASURES

GROSS PROFIT, OPERATING INCOME AND EBITDA (UNAUDITED)

(Dollars in thousands)

	Six Months Ended June 30, 2025
	Material Handling	Distribution	Segment Total	Corporate & Other	Total
Net sales	$316,299	$100,235	$416,534	$(201)	$416,333
Net income					16,510
Net income margin					4.0%

Gross profit					139,740
Add: Restructuring expenses and other adjustments					496
Adjusted gross profit					140,236
Gross margin as adjusted					33.7%

Operating income (loss)	56,853	(1,718)	55,135	(18,506)	36,629
Operating income margin	18.0%	-1.7%	13.2%	n/a	8.8%
Add: Restructuring expenses and other adjustments	1,159	2,980	4,139	2,306	6,445
Add: Pension termination	1,585	—	1,585	—	1,585
Less: Recovery of purchased credit deteriorated assets	(3,175)	—	(3,175)	—	(3,175)
Adjusted operating income (loss)(1)	56,422	1,262	57,684	(16,200)	41,484
Adjusted operating income margin	17.8%	1.3%	13.8%	n/a	10.0%
Add: Depreciation and amortization	17,875	1,636	19,511	453	19,964
Adjusted EBITDA	$74,297	$2,898	$77,195	$(15,747)	$61,448
Adjusted EBITDA margin	23.5%	2.9%	18.5%	n/a	14.8%

(1) Includes gross profit adjustments of $496 and SG&A adjustments of $4,359

	Six Months Ended June 30, 2024
	Material Handling	Distribution	Segment Total	Corporate & Other	Total
Net sales	$318,233	$109,159	$427,392	$(54)	$427,338
Net income					13,782
Net income margin					3.2%

Gross profit					139,786
Add: Restructuring expenses and other adjustments					2,952
Add: Acquisition-related inventory step-up					4,457
Adjusted gross profit					147,195
Gross margin as adjusted					34.4%

Operating income (loss)	50,957	2,784	53,741	(19,134)	34,607
Operating income margin	16.0%	2.6%	12.6%	n/a	8.1%
Add: Restructuring expenses and other adjustments	2,464	755	3,219	—	3,219
Add: Acquisition and integration costs	305	—	305	3,783	4,088
Add: Acquisition-related inventory step-up	4,457	—	4,457	—	4,457
Less: Insurance recovery of legal fees	(702)	—	(702)	—	(702)
Less: Environmental reserves, net(2)	—	—	—	(200)	(200)
Adjusted operating income (loss)(1)	57,481	3,539	61,020	(15,551)	45,469
Adjusted operating income margin	18.1%	3.2%	14.3%	n/a	10.6%
Add: Depreciation and amortization	16,548	1,603	18,151	413	18,564
Adjusted EBITDA	$74,029	$5,142	$79,171	$(15,138)	$64,033
Adjusted EBITDA margin	23.3%	4.7%	18.5%	n/a	15.0%

(1) Includes gross profit adjustments of $7,409 and SG&A adjustments of $3,453
(2) Includes environmental charges of $800 net of probable insurance recoveries of $1,000

MYERS INDUSTRIES, INC.

RECONCILIATION OF NON-GAAP FINANCIAL MEASURES

ADJUSTED OPERATING INCOME, ADJUSTED EBITDA AND FREE CASH FLOW (UNAUDITED)

(Dollars in thousands)

	Quarter Ended June 30,		Six Months Ended June 30,
	2025	2024	2025	2024
Adjusted operating income (loss) reconciliation:
Operating income (loss)	$19,979	$23,728	$36,629	$34,607
Restructuring expenses and other adjustments	4,417	2,978	6,445	3,219
Pension termination	1,585	—	1,585	—
Acquisition and integration costs	—	678	—	4,088
Acquisition-related inventory step-up	—	1,342	—	4,457
Recovery of purchased credit deteriorated assets	(3,175)	—	(3,175)	—
Insurance recovery of legal fees	—	—	—	(702)
Environmental reserves, net	—	100	—	(200)
Adjusted operating income (loss)	$22,806	$28,826	$41,484	$45,469

Adjusted EBITDA reconciliation:
Net income (loss)	$9,705	$10,279	$16,510	$13,782
Income tax expense (benefit)	2,910	4,443	5,369	5,740
Interest expense, net	7,364	9,006	14,750	15,085
Operating income (loss)	19,979	23,728	36,629	34,607
Depreciation and amortization	10,069	10,067	19,964	18,564
Restructuring expenses and other adjustments	4,417	2,978	6,445	3,219
Pension termination	1,585	—	1,585	—
Acquisition and integration costs	—	678	—	4,088
Acquisition-related inventory step-up	—	1,342	—	4,457
Recovery of purchased credit deteriorated assets	(3,175)	—	(3,175)	—
Insurance recovery of legal fees	—	—	—	(702)
Environmental reserves, net	—	100	—	(200)
Adjusted EBITDA	$32,875	$38,893	$61,448	$64,033

Free cash flow reconciliation:
Net cash provided by (used for) operating activities	$28,311	$14,347	$38,442	$34,617
Capital expenditures	(3,607)	(4,417)	(11,690)	(10,124)
Free cash flow	$24,704	$9,930	$26,752	$24,493

MYERS INDUSTRIES, INC.

RECONCILIATION OF NON-GAAP FINANCIAL MEASURES

ADJUSTED NET INCOME AND ADJUSTED EARNINGS PER DILUTED SHARE (UNAUDITED)

(Dollars in thousands, except per share data)

	Quarter Ended June 30,		Six Months Ended June 30,
	2025	2024	2025	2024
Adjusted net income (loss) reconciliation:
Net income (loss)	$9,705	$10,279	$16,510	$13,782
Income tax expense (benefit)	2,910	4,443	5,369	5,740
Income (loss) before income taxes	12,615	14,722	21,879	19,522
Restructuring expenses and other adjustments	4,417	2,978	6,445	3,219
Pension termination	1,585	—	1,585	—
Acquisition and integration costs	—	678	—	4,088
Acquisition-related inventory step-up	—	1,342	—	4,457
Recovery of purchased credit deteriorated assets	(3,175)	—	(3,175)	—
Insurance recovery of legal fees	—	—	—	(702)
Environmental reserves, net	—	100	—	(200)
Adjusted income (loss) before income taxes	15,442	19,820	26,734	30,384
Income tax expense, as adjusted (1)	(4,015)	(5,259)	(6,951)	(7,900)
Adjusted net income (loss)	$11,427	$14,561	$19,783	$22,484

Adjusted earnings per diluted share reconciliation:
Net income (loss) per common diluted share	$0.26	$0.28	$0.44	$0.37
Restructuring expenses and other adjustments	0.12	0.08	0.17	0.09
Pension termination	0.04	—	0.04	—
Acquisition and integration costs	—	0.02	—	0.11
Acquisition-related inventory step-up	—	0.04	—	0.12
Recovery of purchased credit deteriorated assets	(0.08)	—	(0.08)	—
Insurance recovery of legal fees	—	—	—	(0.02)
Environmental reserves, net	—	0.00	—	(0.01)
Adjusted effective income tax rate impact	(0.03)	(0.03)	(0.04)	(0.06)
Adjusted earnings per diluted share(2)	$0.31	$0.39	$0.53	$0.60

Items in this table may not recalculate due to rounding
(1) Income taxes are calculated using the normalized effective tax rate for each year. The rate used in 2025 is 26% and in 2024 is 26%.
(2) Adjusted earnings per diluted share is calculated using the weighted average common shares outstanding for the respective period.